                                                                      Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

          ___CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                             41-1592157
(Jurisdiction of incorporation or                       (I.R.S. Employer
organization if not a U.S. national                    Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                     55479
(Address of principal executive offices)                 (Zip code)

                          -----------------------------

                             RALPHS GROCERY COMPANY
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     95-4356030
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

1100 WEST ARTESIA BOULEVARD
COMPTON, CA                                                     90220
(Address of principal executive offices)                      (Zip code)

                          -----------------------------
                                  $100,000,000
                          10.45% SENIOR NOTES DUE 2004
                       (Title of the indenture securities)

Item 1.  General Information.  Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility. Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of Articles of Association of the
                                    trustee now in effect. *

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued June
                                    28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                                    Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary.*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

         Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*

         * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 18th day of July, 1996.

                             NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION

                             /s/ Raymond S. Haverstock
                             ---------------------------
                             Raymond S. Haverstock
                             Vice President

                                    EXHIBIT 6

July 18, 1996

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321 (b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                            Raymond S. Haverstock
                                            Vice President

Federal Financial Institutions Examination Council

Board of Governors of the Federal Reserve System
OMB Number:  7100-0036

Federal Deposit Insurance Corporation
OMB Number:  3064-0052

Office of the Comptroller of the Currency
OMB Number:  1557-0081
Expires March 31, 1999

- --------------------------------------------------------------------------------

[LOGO]

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.

- --------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices - FFIEC 031

Report at the close of business March 31, 1996

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

 (960331)
- -----------
(RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustee) for State nonmember banks and three directors for State member and National banks.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

I, Mark P. Wagener, Director of Bank & Service Accounting
   ------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issed by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Mark P. Wagener

- ----------------------------------
Signature of Officer Authorized to Sign Report

4/26/96
- ----------------------------------
Date of Signature

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/
- ----------------------------------
Director (Trustee)

/s/
- ----------------------------------
Director (Trustee)

/s/
- ----------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

- --------------------------------------------------------------------------------

FDIC Certificate Number      0 5 2 0 8
                          ---------------
                            (RCRI 9050)

Banks should affix the address label in this space.

   NORWEST BANK MINNESOTA, NATIONAL ASSN.
- --------------------------------------------
Legal Title of Bank (TEXT 9010)

   MINNEAPOLIS
- --------------------------------------------
City (TEXT 9130)

   MN                        55479-0016
- --------------------------------------------
State Abbrev. (TEXT 9200)   ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
                                                                       FFIEC 031

                                                                       Page i

                                                                       2

Consolidated Reports of Condition and Income for
A Bank with Domestic and Foreign Offices
- --------------------------------------------------------------------------------

Table of Contents


Signature Page                                   Cover

Report of Income
- ----------------
Schedule RI - Income Statement ............... R1-1, 2, 3

Schedule RI-A - Changes in Equity Capital .......... RI-4

Schedule RI-B - Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses ........................................ RI-4, 5

Schedule RI-C - Applicable Income Taxes by
  Taxing Authority ................................. RI-5

Schedule RI-D - Income from International
  Operations ....................................... RI-6

Schedule RI-E - Explanations .................... RI-7, 8

Report of Condition
- -------------------

Schedule RC - Balance Sheet ..................... RC-1, 2

Schedule RC-A - Cash and Balances Due From
  Depository Institutions .......................... RC-3

Schedule RC-B - Securities ................... RC-3, 4, 5

Schedule RC-C - Loans and Lease Financing
  Receivables:
    Part I.  Loans and Leases ................... RC-6, 7
    Part II. Loans to Small Businesses and
      Small Farms (included in the forms for
      June 30 only) ........................... RC-7a, 7b

Schedule RC-D - Trading Assets and Liabilities

  (to be completed only by selected banks) ......... RC-8

Schedule RC-E - Deposit Liabilities ........ RC-9, 10, 11

Schedule RC-F - Other Assets ...................... RC-11

Schedule RC-G - Other Liabilities ................. RC-11

Schedule RC-H - Selected Balance Sheet Items
  for Domestic Offices ............................ RC-12

Schedule RC-I - Selected Assets and Liabilities of
  IBFs ............................................ RC-13

Schedule RC-K - Quarterly Averages ................ RC-13

Schedule RC-L - Off-Balance Sheet
  Items ................................... RC-14, 15, 16

Schedule RC-M - Memoranda ..................... RC-17, 18

Schedule RC-N - Past Due and Nonaccrual Loans,
  Leases, and Other Assets .................... RC-19, 20

Schedule RC-O - Other Data for Deposit
  Insurance Assessments ....................... RC-21, 22

Schedule RC-R - Regulatory Capital ............ RC-23, 24

Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of
  Condition and Income ............................ RC-25

Special Report (to be completed by all banks)

Schedule RC-J - Repricing Opportunities (sent only to and to be completed only by savings banks)


Disclosure of Estimated Burden

The estimated average burden associated with this infomration collection is 32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C.  20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C.  20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C.  20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 1
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   3

Transit Number:  91000019


Consolidated Report of Income
for the period January 1, 1996 - March 31, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

                                                                                                                           I480 -
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                                                      RIAD
          (a) Loans secured by real estate__________________________________________________________4011..        79,875  1.a.1a
          (b) Loans to depository institutions______________________________________________________4019..         4,266  1.a.1b
          (c) Loans to finance agricultural production and other loans to farmers___________________4024..           286  1.a.1c
          (d) Commercial and industrial loans_______________________________________________________4012..        73,340  1.a.1d
          (e) Acceptances of other banks____________________________________________________________4026..            88  1.a.1e
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans____________________________________________________4054..         5,750  1.a.1f1
              (2) Other_____________________________________________________________________________4055..        14,502  1.a.1f2
          (g) Loans to foreign governments and official institutions________________________________4056..             0  1.a.1g
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations_______________________________________________________________4503..             3  1.a.1h1
              (2) Tax-exempt obligations____________________________________________________________4504..           482  1.a.1h2
          (i) All other loans in domestic offices___________________________________________________4058..           282  1.a.1i
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs______________________________4059..         2,421  1.a.2
           b. Income from lease financing receivables:
              (1) Taxable leases____________________________________________________________________4505..         9,744  1.b.1
              (2) Tax-exempt leases_________________________________________________________________4307..            98  1.b.2
           c. Interest income on balances due from depository institutions:(1)
              (1) In domestic offices_______________________________________________________________4105..            49  1.c.1
              (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs_____________________4106..            29  1.c.2
           d. Interest and divident income on securities:
              (1) U.S. Treasury securities and U.S. Government agency and corporation

                  obligations_______________________________________________________________________4027..        17,391  1.d.1
              (2) Securities issued by states and political subdivisions in the U.S.:
                  (a) Taxable securities____________________________________________________________4506..            28  1.d.2a
                  (b) Tax-exempt securities_________________________________________________________4507..         1,735  1.d.2b
              (3) Other domestic debt securities____________________________________________________3657..           401  1.d.3
              (4) Foreign debt securities___________________________________________________________3658..             0  1.d.4
              (5) Equity securities (including investments in mutual funds)_________________________3659..         4,542  1.d.5
           e. Interest income from trading assets___________________________________________________4069..         2,107  1.e


- --------
(1) Includes interest income on time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 2
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   4

Transit Number:  91000019


Schedule RI - Continued
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Interest income (continued)
   f.  Interest income on federal funds sold and securities purchased
       under agreements to resell in domestic offices of the bank                   RIAD     Year-to-date
       and of its Edge and Agreement subsidiaries, and in IBFs______________________4020. .     64,777     . . . . . . .  1.f
   g.  Total interest income (sum of items 1.a through 1.f)_________________________4107. .    282,196     . . . . . . .  1.g

2. Interest expense:
   a.  Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
                telephone and preauthorized transfer accounts) ______________________4508. .      2,844    . . . . . . .  2.a.1a
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs)_____________________________4509. .     10,380    . . . . . . .  2.a.1b1
               (2) Other savings deposits____________________________________________4511. .      1,696    . . . . . . .  2.a.1b2
               (3) Time certificates of deposit of $ 100,000 or more_________________4174. .      2,732    . . . . . . .  2.a.1b3
               (4) All other time deposits___________________________________________4512. .     25,437    . . . . . . .  2.a.1b4
       (2) Interest on deposits in foreign offices, Edge and
           Agreement subsidiaries, and IBFs__________________________________________4172. .      7,688    . . . . . . .  2.a.2
   b.  Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
       of its Edge and Agreement subsidiaries, and in IBFs___________________________4180. .     62,237    . . . . . . .  2.b
   c.  Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money_________________________________________4185. .     36,716    . . . . . . .  2.c
   d.  Interest on mortgage indebtedness and obligations under
       capitalized leases____________________________________________________________4072. .         26    . . . . . . .  2.d
   e.  Interest on subordinated notes and debentures_________________________________4200. .      2,466    . . . . . . .  2.e
   f.  Total interest expense (sum of items 2.a through 2.e)_________________________4073. .    152,222    . . . . . . .  2.f

3.  Net interest income (item 1.g minus 2.f)_________________________________________4074. . . . . . . .         129,974  3.

4.  Provisions:
    a. Provision for loan and lease losses___________________________________________4230. . . . . . . .           4,762  4.a
    b. Provision for allocated transfer risk_________________________________________4243. . . . . . . .               0  4.b

5.  Noninterest income:
    a. Income from fiduciary activities______________________________________________4070. .     43,257    . . . . . . .  5.a
    b. Service charges on deposit accounts in domestic offices_______________________4080. .     19,037    . . . . . . .  5.b
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d)________________________________________________________A220. .    (20,258)   . . . . . . .  5.c
    d. Other foreign transaction gain (losses)_______________________________________4076. .        547    . . . . . . .  5.d
    e. Not applicable
    f. Other noninterest income:
       (1) Other fee income__________________________________________________________5407. .     30,637    . . . . . . .  5.f.1
       (2) All other noninterest income*_____________________________________________5408. .     16,211    . . . . . . .  5.f.2
    g. Total noninterest income (sum of items 5.a through 5.f)_______________________4076. . . . . . .            89,431  5.g

6.  a. Realized gains (losses) on held-to-maturity securities________________________3521. . . . . . .                 0  6.a
    b. Realized gains (losses) on available-for-sale securities______________________3196. . . . . . .             6,666  6.b

7.  Noninterest expense:
    a. Salaries and employee benefits________________________________________________4135. .     76,555    . . . . . . .  7.a
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage
       interest)_____________________________________________________________________4217. .     19,505    . . . . . . .  7.b
    c. Other noninterest expense*____________________________________________________4092. .     75,737    . . . . . . .  7.c
    d. Total noninterest expense (sum of items 7.a through 7.c)______________________4093. . . . . . .           171,797  7.d

8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
    6.a, 6.b, and 7.d)_______________________________________________________________4301. . . . . . .            49,512  8.

9.  Applicable income taxes (on item 8)______________________________________________4302. . . . . . .            16,869  9.

10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)_________________________________________________________________4300. . . . . . .            32,643  10.
- -----------

*Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 3
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   5

Transit Number:  91000019


Schedule RI - Continued

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:
                                                                            RIAD    Year-to-date

    a.  Extraordinary items and other adjustments, gross of income          ----
        taxes * ____________________________________________________________4310. .            0   . . . . . . . . .      11.a

    b.  Applicable income taxes (on item 11.a) * ___________________________4315. .            0   . . . . . . . . .      11.b
    c.  Extraordinary items and other adjustments, net of
        income taxes (item 11.a minus 11.b)_________________________________4320. . . . . . . .                    0      11.c
12. Net income (loss) (sum of items 10 and 11.c)____________________________4340. . . . . . . .               32,643      12.


Memoranda

                                                                                                                             I481 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RIAD    Year-to-date

 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired            ----
    after August 7, 1986, that is not deductible for federal income tax purposes____________________4513. .            2    M.1
 2. Income from the sale and servicing of mutual funds and annuities in domestic
    offices (included in Schedule RI, item 8)_______________________________________________________8431. .          496    M.2
 3. Not applicable
 4. Not applicable

                                                                                                                  Number
 5. Number of full-time equivalent employees on payroll at end of current period (round to                        ------
    nearest whole number)___________________________________________________________________________4150. .        5,607    M.5

 6. Not applicable

 7. If the reporting bank has restated its balance sheet as a result of applying push down                  MM  DD  YY
    accounting this calendar year, report the date of the bank's acquisition________________________9106. .    N/A          M.7

 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (Sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                     RIAD    Year-to-date
                                                                                                    ----
    a.  Interest rate exposures_____________________________________________________________________8757. . (     23,362)   M.8.a
    b.  Foreign exchange exposures__________________________________________________________________8758. .        2,104    M.8.b
    c.  Equity security and index exposures_________________________________________________________8759. .            0    M.8.c
    d.  Commodity and other exposures_______________________________________________________________8760. .            0    M.8.d
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a.  Net increase (decrease) to interest income__________________________________________________8761. . (         89)   M.9.a
    b.  Net (increase) decrease to interest income__________________________________________________8762. . (      4,918)   M.9.b
    c.  Other (noninterest) allocations_____________________________________________________________8763. .            0    M.9.c
 10.Credit losses on off-balance sheet derivatives (see instructions)_______________________________A251. .            0    M.10


- --------
 * Describe on Schedule RI-E - Explanations.



Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                ST-BK 27-4095               FFIEC 031
Sixth Street and Marquette Avenue                                                                                 Page RI - 4
Minneapolis, MN 55479                              Vendor ID: D                       CERT: 05208                 6.

Transit Number:  91000019


Schedule RI - A  - Changes in Equity Capital
Indicate decreases and losses in parentheses.                                                                           I483 ( -

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1995, Reports of                   RIAD
                                                                                                    ----
    Condition and Income____________________________________________________________________________3215..  1,125,067     1.
 2. Equity capital adjustments from amended Reports of Income, net * _______________________________3216..          0     2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)____________________________3217..  1,125,067     3.
 4. Net income (loss) (must equal Schedule RI, item 12)_____________________________________________4340..     32,643     4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net______________________________4346..          0     5.
 6. Changes incident to business combinations, net__________________________________________________4356..          0     6.
 7. LESS:  Cash dividends declared on preferred stock_______________________________________________4470..          0     7.
 8. LESS:  Cash dividends declared on common stock__________________________________________________4460..     15,000     8.
 9. Cumulative effect of changes in accounting principles from prior years * (see
    instructions for this schedule)_________________________________________________________________4411..          0     9.
10. Corrections of material accounting errors from prior years * (see instructions for
    this schedule)__________________________________________________________________________________4412..          0     10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities________________8433.. (    7,513)    11.
12. Foreign currency translation adjustments________________________________________________________4414..          2     12.
13. Other transactions with parent holding company * (not included in items 5, 7, or
    8 above)________________________________________________________________________________________4415..          0     13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28)___________________________________________________________________________3210..  1,135,199     14.

- ---------------
*  Describe on Schedule RI-E - Explanations.


Schedule RI - B -  Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part   I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                        I486 ( -
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                          --------------------calendar year-to-date--------------------
                                                               (Column A)                           (Column B)
                                                               Charge-offs                          Recoveries
                                                          ---------------------------     -----------------------------
 1. Loans secured by real estate:                            RIAD                 RIAD

                                                             ----                 ----
    a. To U.S. addressees (domicile)_________________________4651..     380       4661..         889         1.a
    b. To non-U.S. addressees (domicile)_____________________4652..       0       4662..           0         1.b
 2. Loans to depository institutions and acceptances of
    other banks:
    a. To U.S. banks and other U.S. depository
       institutions__________________________________________4653..       0       4663..           0         2.a
    b. To foreign banks______________________________________4654..       0       4664..           0         2.b
 3. Loans to finance agricultural production and other
    loans to farmers_________________________________________4655..       0       4665..           3         3.
 4. Commercial and industrial loans:

    a. To U.S. addressees (domicile)_________________________4645..   4,637       4617..       1,291         4.a
    b. To non-U.S. addressees (domicile)_____________________4646..       0       4618..         181         4.b
 5. Loans to individuals for household, family, and other
    personal expenditures:
    a. Credit cards and related plans________________________4656..     360       4666..          59         5.a
    b. Other (includes single payment, installment, and
       all student loans)____________________________________4657..   1,711       4667..         587         5.b
 6. Loans to foreign governments and official
    institutions_____________________________________________4643..     344       4627..          63         6.
 7. All other loans__________________________________________4644..       0       4628..           0         7.
 8. Lease financing receivables:
    a. Of U.S. addressees (domicile)_________________________4658..     545       4668..         229         8.a
    b. Of non-U.S. addressees (domicile)_____________________4659..       0       4669..           0         8.b
 9. Total (sum of items 1 through 8)_________________________4635..   7,977       4605..       3,302         9.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 5
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   7

Transit Number:  91000019

Schedule RI-B - Continued

Part I. Continued

Memoranda

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                            ----------------calendar year-to-date----------------

                                                                                (Column A)                         (Column B)
                                                                               Charge-offs                         Recoveries

                                                                            --------------------    -----------------------------
1.-3. Not applicable.
                                                                            RIAD                    RIAD
4. Loans to finance commercial real estate, construction,                   ----                    ----
   and land development activities (not secured by real
   estate) included in Schedule RI-B, part I,
   items 4 and 7, above_____________________________________________________5409. .            0    5410. .            0   M.4
5. Loans secured by real estate in domestic offices
   (included in Schedule RI-B, part I, item 1, above):
   a.  Construction and land development____________________________________3582. .            0    3583. .            0   M.5.a
   b.  Secured by farmland__________________________________________________3584. .            0    3585. .            0   M.5.b
   c.  Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4
           family residential properties and extended
           under lines of credit____________________________________________5411. .            0    5412. .            0   M.5.c1
       (2) All other loans secured by 1-4 family
           residential properties___________________________________________5413. .          303    5414. .           98   M.5.c2
   d.  Secured by multifamily (5 or more) residential
       properties___________________________________________________________3588. .            0    3589. .            0   M.5.d
   e.  Secured by nonfarm nonresidential properties_________________________3590. .           77    3591. .          791   M.5.e

Part II.  Changes in Allowance for Loan and Lease Losses

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RIAD
                                                                                                    ----
 1. Balance originally reported in the December 31, 1995, Reports of Condition and Income___________3124. .      187,020  1.
 2. Recoveries (must equal part I, item 9, column B above)__________________________________________4605. .        3,302  2.
 3. LESS:  Charge-offs (must equal part I, item 9, column A above)__________________________________4635. .        7,977  3.
 4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)__________________________4230. .        4,762  4.
 5. Adjustments * (see instructions for this schedule)______________________________________________4815. .     (      2) 5.
 6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
    item 4.b)_______________________________________________________________________________________3123. .      187,105  6.

- --------
* Describe on Schedule RI-E - Explanations.


Schedule RI-C - Applicable Income Taxes by Taxing Authority
                                                                                                                             I489 (-
Schedule RI-C is to be reported with the December Report of Income.                                      Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RIAD
                                                                                                    ----
 1. Federal_________________________________________________________________________________________4780. .       N/A     1.
 2. State and local_________________________________________________________________________________4790. .       N/A     2.
 3. Foreign_________________________________________________________________________________________4795. .       N/A     3.
 4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)______________4770. .       N/A     4.
                                                           RIAD
                                                           ----
 5. Deferred portion of item 4_____________________________4772             N/A                             . . . . . . . 5.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 6
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   8

Transit Number:  91000019

Schedule RI-D - Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                                           I492 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,          RIAD    Year-to-date
   and IBFs:                                                                                        ----
   a. Interest income booked________________________________________________________________________4837..       N/A      1.a
   b. Interest expense booked_______________________________________________________________________4838..       N/A      1.b
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
      and IBFs (item 1.a minus 1.b)_________________________________________________________________4839..       N/A      1.c
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices_______4840..       N/A      2.a
   b. Net interest income attributable to domestic business booked at foreign
      offices_______________________________________________________________________________________4841..       N/A      2.b
   c. Net booking location adjustment (item 2.a minus 2.b)__________________________________________4842..       N/A      2.c
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations___________________________________4097..       N/A      3.a
   b. Provision for loan and lease losses attributable to international operations__________________4235..       N/A      3.b
   c. Other noninterest expense attributable to international operations____________________________4239..       N/A      3.c
   d. Net noninterest income (expense) attributable to international operations
      (item 3.a minus 3.b and 3.c)__________________________________________________________________4843..       N/A      3.d
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c, and 3.d)______________________________________________________4844..       N/A      4.
5. Adjustment to pretax income for internal allocations to international operations to
   reflect the effects of equity capital on overall bank funding costs______________________________4845..       N/A      5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5)________________________________________________________________4846..       N/A      6.
7. Income taxes attributable to income from international operations as estimated in item 6_________4797..       N/A      7.
8. Estimated net income attributable to international operations (item 6 minus 7)___________________4341..       N/A      8.


Memoranda
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above__________________________________________4847..       N/A      M.1
2. Intracompany interest expense included in item 1.b above_________________________________________4848..       N/A      M.2


Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RIAD    Year-to-date
                                                                                                    ----
1. Interest income booked at IBFs___________________________________________________________________4849..       N/A      1.
2. Interest expense booked at IBFs__________________________________________________________________4850..       N/A      2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items________________________________________________________5491..       N/A      3.a
   b. Fees and other noninterest income_____________________________________________________________5492..       N/A      3.b

4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs)________________________________________________________________4852..       N/A      4.
5. Other noninterest expense attributable to international operations booked at domestic
   offices (excluding IBFs)_________________________________________________________________________4853..       N/A      5.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 7
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   9

Transit Number:  91000019


Schedule RI-E  -  Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                           I495   (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                     RIAD    Year-to-date
                                                                                                    ------
   a. Net gains on other real estate owned__________________________________________________________5415..      N/A       1.a
   b. Net gains on sales of loans___________________________________________________________________5416..      N/A       1.b
   c. Net gains on sales of premises and fixed assets_______________________________________________5417..      N/A       1.c
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
      TEXT                                                                                          RIAD
      ----                                                                                          ------
   d. 4461:     Gain on Sales of Loan Servicing Rights______________________________________________4461..       6,754    1.d
   e. 4462:     Processing Fees_____________________________________________________________________4462..       4,761    1.e
   f. 4463:     Rental Income_______________________________________________________________________4463..       2,016    1.f
2. Other noninterest expense  (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets_____________________________________________________4531..       1,579    2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned_________________________________________________________5418..      N/A       2.b
   c. Net losses on sales of loans__________________________________________________________________5419..      N/A       2.c
   a. Net losses on sales of premises and fixed assets______________________________________________5420..      N/A       2.d
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:
      TEXT                                                                                          RIAD
      ----                                                                                          ------
   e. 4464:     Processing Fees_____________________________________________________________________4464..      22,195    2.e
   f. 4467:     ____________________________________________________________________________________4467..      N/A       2.f
   f. 4468:     ____________________________________________________________________________________4468..      N/A       2.g
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary

items and other adjustments):
      TEXT                                              RIAD
      ----                                              ------
   a. (1) 4469:  _______________________________________        .................................   4469..           0    3.a.1
      (2) Applicable income tax effect__________________4486 ..                                 0           ..........    3.a.2
   b. (1) 4487:  _______________________________________        .................................   4487..           0    3.b.1
      (2) Applicable income tax effect__________________4488 ..                                 0           ..........    3.b.2
   c. (1) 4489:  _______________________________________        .................................   4489..           0    3.c.1
      (2) Applicable income tax effect__________________4491 ..                                 0           ..........    3.c.2
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)  (itemize and describe all adjustments):
      TEXT                                                                                          RIAD
      ----                                                                                          ------
   a. 4492:   ______________________________________________________________________________________4492..      N/A       4.a
   b. 4493:   ______________________________________________________________________________________4493..      N/A       4.b
5. Cumulative effect of changes in accounting principles from prior years (from Schedule
   RI-A, item 9) (itemize and describe all changes in accounting principles):
      TEXT                                                                                          RIAD
      ----                                                                                          ------
   a. 4494:   ______________________________________________________________________________________4494..      N/A       5.a
   b. 4495:   ______________________________________________________________________________________4495..      N/A       5.b
6. Corrections of material accounting errors from prior years (from Schedule
   RI-A, item 10) (itemize and describe all corrections):
      TEXT                                                                                          RIAD
      ----                                                                                          ------
   a. 4496:   ______________________________________________________________________________________4496..      N/A       6.a
   b. 4497:   ______________________________________________________________________________________4497..      N/A       6.b

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 8
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   10

Transit Number:  91000019


Schedule RI-E  -  Continued

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
7.  Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
       TEXT                                                                                         RIAD    Year-to-date
    a.  4498: ____________________________________________________________________________________  4498..      N/A       7.a
    b.  4499: ____________________________________________________________________________________  4499..      N/A       7.b
8.  Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
       TEXT
    a.  4521: Sale of Loans_______________________________________________________________________  4521.. (         2)   8.a
    b.  4522: ____________________________________________________________________________________  4522..      N/A       8.b

                                                                                                                I498  I499 (-


9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
   No comment:                                 X          (RIAD 4769)

   Other explanations (please type or print clearly):
   (TEXT  4769)

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 1
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   11

Transit Number:  91000019


Consolidated Report of Condition for Insured Commercial and
State-Chartered Savings Banks for March 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                                    C400 (-)
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS

 1. Cash and balances due from depository institutions (from Schedule RC-A):                        RCFD
    a.  Noninterest-bearing balances and currency and coin (1)______________________________________0081. .      799,948  1.a
    b.  Interest-bearing balances (2)_______________________________________________________________0071. .        8,680  1.b
 2. Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, column A)__________________________________1754. .            0  2.a
    b.  Available-for-sale securities (from Schedule RC-B, column D)________________________________1773. .    1,248,762  2.b
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in 1BFs:
    a.  Federal funds sold__________________________________________________________________________0276. .    4,849,904  3.a
    b.  Securities purchased under agreements to resell_____________________________________________0277. .      166,612  3.b
 4. Loans and lease financing receivables:
    a.  Loans and leases, net of unearned income    RCFD
        (from Schedule RC-C)________________________2122. .         9,047,263                              . . . . . . .  4.a
    b.  LESS: Allowance for loan and lease losses___3123. .           187,105                              . . . . . . .  4.b
    c.  LESS: Allocated transfer risk reserve_______3128. .                 0                              . . . . . . .  4.c
    d.  Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)_________________________________________2125. .    8,860,158  4.d
 5. Trading assets (from Schedule RC-D)_____________________________________________________________3545. .      218,920  5.
 6. Premises and fixed assets (including capitalized leases)________________________________________2145. .      109,833  6.
 7. Other real estate owned (from Schedule RC-M)____________________________________________________2150. .        3,507  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M)__________________________________________________________________________________2130. .            0  8.

 9. Customers' liability to this bank on acceptances outstanding____________________________________2155. .       26,494  9.
10. Intangible assets (from Schedule RC-M)__________________________________________________________2143. .       12,617  10.
11. Other assets (from Schedule RC-F)_______________________________________________________________2160. .      241,962  11.
12. Total assets (sum of items 1 through 11)________________________________________________________2170. .   16,547,397  12.
- ------------
1)  Includes cash items in process of collection and unposted debits.
2)  Includes time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 2
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   12

Transit Number:  91000019

Schedule RC - Continued


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                       RCON
                                                                                                    ----
    a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)___________2200..     7,689,048  13.a
                                                                            RCON
                                                                            ----
        (1)  Noninterest-bearing (1)________________________________________6631..    2,511,465             ............  13.a.1
        (2)  Interest-bearing_______________________________________________6636..    5,177,583             ............  13.a.2
                                                                                                    RCFN
                                                                                                    ----
    b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)_2200       1,153,638  13.b
                                                                            RCFN
                                                                            ----
        (1)  Noninterest-bearing ___________________________________________6631..       14,651             ............  13.b.1
        (2)  Interest-bearing_______________________________________________6636..    1,138,987             ............  13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                    RCFD
                                                                                                    ----
    a.  Federal funds purchased_____________________________________________________________________0278..     2,757,413  14.a
    b.  Securities sold under agreements to repurchase______________________________________________0279..       604,944  14.b
                                                                                                    RCON
                                                                                                    ----
15. a.  Demand notes issued to the U.S. Treasury____________________________________________________2840..       166,014  15.a
                                                                                                    RCFD
                                                                                                    ----
    b.  Trading liabilities (from Schedule RC-D)____________________________________________________3548..        15,346  15.b
16. Other borrowed money:
    a.  With a remaining maturity of one year or less_______________________________________________2332..        80,846  16.a
    b.  With a remaining maturity of more than one year_____________________________________________2333..     2,288,426  16.b
17. Mortgage indebtedness and obligations under capitalized leases__________________________________2910..         1,171  17.
18. Bank's liability on acceptances executed and outstanding________________________________________2920..        26,494  18.
19. Subordinated notes and debentures_______________________________________________________________3200..       161,695  19.
20. Other liabilities (from Schedule RC-G)__________________________________________________________2930..       467,163  20.
21. Total liabilities (sum of items 13 through 20)__________________________________________________2948..    15,412,198  21.

22. Limited-life preferred stock and related surplus________________________________________________3282..             0  22.

EQUITY CAPITAL
                                                                                                    RCFD
                                                                                                    ----
23. Perpetual preferred stock and related surplus___________________________________________________3838..             0  23.
24. Common stock____________________________________________________________________________________3230..       100,000  24.
25. Surplus (exclude all surplus related to preferred stock_________________________________________3839..       594,981  25.
26. a.  Undivided profits and capital reserves______________________________________________________3632..       431,558  26.a
    b.  Net unrealized holding gains (losses) on available-for-sale securities______________________8434..         9,005  26.b
27. Cumulative foreign currency translation adjustments_____________________________________________3284..          (345) 27.
28. Total equity capital (sum of items 23 through 27)_______________________________________________3210..     1.135,199  28.
29. Total liabilities, limited-life preferred stock, and equity capital
    (sum of items 21, 22, and 28)___________________________________________________________________3300..    16,547,397  29.

MEMORANDUM
To be reported only with the March Report of Condition.
                                                                                                    RCFD       Number
                                                                                                    ----       ------
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as
    of any date during 1995_________________________________________________________________________6724..             2  M.1


1   = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2   = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3   = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4   = Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)
5   = Review of the bank's financial statements by external auditors
6   = Compilation of the bank's financial statements by external auditors
7   = Other audit procedures (excluding tax preparation work)
8   = No external audit work
- --------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 3
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   13

Transit Number:  91000019

Schedule RC - A  - Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                            C405 ( -
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                      (Column A)                      (Column B)
                                                                   Consolidated Bank                Domestic Offices
                                                              --------------------------        -------------------------
                                                              RCFD                              RCON
 1. Cash items in process of collection, unposted             ----                              ------
    debits, and currency and coin_____________________________0022..             661,057                     ............      1.
    a. Cash items in process of collection and unposted
       debits_________________________________________________              ............        0020..            569,258      1.a
    b. Currency and coin______________________________________              ............        0080..             91,778      1.b
 2. Balances due from depository institutions in the U.S._____              ............        0082..             81,946      2.
    a. U.S. branches and agencies of foreign banks
       (including their IBFs)_________________________________0083..                   0                     ............      2.a
    b. Other commercial banks in the U.S. and other
       depository institutions in the U.S. (including
       their IBFs)____________________________________________0085..              90,620                     ............      2.b
 3. Balances due from banks in foreign countries and
    foreign central banks_____________________________________              ............        0070..              7,549      3.
    a. Foreign branches of other U.S. banks___________________0073..               7,549                     ............      3.a
    b. Other banks in foreign countries and foreign
       central banks__________________________________________0074..               2,714                     ............      3.b
 4. Balances due from Federal Reserve Banks___________________0090..              46,688        0090..             46,451      4.
 5. Total (sum of items 1 through 4) (total of column A
    must equal Schedule RC, sum of items 1.a and 1.b)_________0010..             808,628        0010..            796,982      5.
- -----------------------------------------------------------------------------------------------------------------------------------
Memorandum

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
                                                                                                ------
1. Noninterest-bearing balances due from commercial banks in the U.S.
   (included in item 2, column B above)_________________________________________________________0050..         74,367          M.1

Schedule RC-B - Securities

Exclude assets held for trading.

                                                                                                                            C410 ( -
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                     Held-to-Maturity                                    Available-for-sale
                              (Column A)           (Column B)                 (Column C)                     (Column D)
                            Amortized Cost         Fair Value               Amortized Cost                 Fair Value (1)
                           ----------------    --------------------    ------------------------     -----------------------------
                           RCFD                RCFD                    RCFD                         RCFD
 1. U.S. Treasury          ------              ------                  ------                       ------
    securities_____________0211..         0    0213..             0    1286..           285,450     1287..          286,976    1.
 2. U.S. Government
    agency and
    corporation
    obligations (exclude
    mortgage-backed

    securities):

    a. Issued by U.S.      RCFD                RCFD                    RCFD                         RCFD
       Government          ------              ------                  ------                       ------
       agencies (2)________1289..         0    1290..             0    1291..                 0     1293..                0    2.a
    b. Issued by U.S.
       Government-
       sponsored
       agencies (3)________1294..         0    1295..             0    1297..            11,725     1298..           11,678    2.b
- ------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.



(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank
    System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation,
    Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.




Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 4
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   14

Transit Number:  91000019

Schedule RC-B - Continued
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                            Held-to-maturity                                       Available-for-sale
                                 (Column A)                  (Column B)                (Column C)                (Column D)
                                Amortized Cost               Fair Value                Amortized Cost            Fair Value  (1)
                           ----------------------     ----------------------     ----------------------     ----------------------
 3. Securities issued by
    states and political
    subdivisions in the U.S.:
    a. General         RCFD                       RCFD                       RCFD                         RCFD
       obligations_____1676..                 0   1677..                 0   1678..              21,741   1679..      22,097  3.a
    b. Revenue
       obligations_____1681..                 0   1686..                 0   1690..              78,332   1691..      81,852  3.b
    c. Industrial
       development
       and similar
       obligations_____1694..                 0   1695..                 0   1696..               4,500   1697..       5,170  3.c
 4. Mortgage-backed
    securities (MBS):
    a. Pass-through
       securities:
       (1) Guaranteed
           by GNMA_____1698..                 0   1699..                 0   1701..              82,072   1702..      83,608  4a1
       (2) Issued by
           FNMA and
           FHLMC_______1703..                 0   1705..                 0   1706..             430,355   1707..     437,175  4a2
       (3) Other pass-

           through
           securities__1709..                 0   1710..                 0   1711..                   0   1713..           0  4a3
    b. Other mortgage-
       backed securities
       (include CMOs,
       REMICs, and
       stripped MBS):
       (1) Issued or
       guaranteed
       by FNMA, or     RCFD                       RCFD                       RCFD                         RCFD
       GNMA____________1714..                 0   1715..                 0   1716..              26,261   1717..      26,300  4b1
       (2) Collateralized
           by MBS issued
           or guaranteed
           by FNMA,
           FHLMC,      RCFD                       RCFD                       RCFD                         RCFD
           or GNMA_____1718..                 0   1719..                 0   1731..                  41   1732..          41  4b2
        (3) All other
            mortgage-
            backed
            securities_1733..                 0   1734..                 0   1735..                 108   1736..         108  4b3
 5. Other debt securities:
    a. Other domestic
       debt            RCFD                       RCFD                       RCFD                         RCFD
       securities______1737..                 0   1738..                 0   1739..               2,149   1741..       2,207  5.a
    b. Foreign debt
       securities______1742..                 0   1743..                 0   1744..                   0   1746..           0  5.b
 6. Equity securities:
    a. Investments
       in mutual       RCFD                       RCFD                       RCFD                         RCFD
       funds__________     .. . . . . . . . . .       .. . . . . . . . . .   1747..                 143   1748..         143  6.a
    b. Other equity
       securities
       with readily
       determinable
       fair values____     .. . . . . . . . . .       .. . . . . . . . . .   1749..                   0   1751..           0  6.b
    c. All other
       equity
       securities(1)__     .. . . . . . . . . .       .. . . . . . . . . .   1752..             291,407   1753..     291,407  6.c
 7. Total (sum of items
    1 through 6) (total
    of column A must
    equal Schedule RC,
    item 2.a)(total
    of column D must
    equal Schedule RC,
    item 2.b)__________1754..                 0   1771..                 0   1772..           1,234,284   1773..   1,248,762  7.

- --------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 5
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                       15

Transit Number:  91000019

Memoranda

                                                                                                                             C412 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
 1. Pledged securities (2)__________________________________________________________________________0416..       120,386  M.1
 2. Maturity and repricing data for debt securities (2,3,4)(excluding those in nonaccrual status):
    a.  Fixed rate debt securities with a remaining maturity of:
        (1) Three months or less____________________________________________________________________0343..       173,710  M.2.a1
        (2) Over three months through 12 months_____________________________________________________0344..       123,524  M.2.a2
        (3) Over one year through five years________________________________________________________0345..        15,063  M.2.a3
        (4) Over five years_________________________________________________________________________0346..       457,854  M.2.a4
        (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a(4))_______0347..       770,151  M.2.a5
    b.  Floating rate debt securities with a repricing frequency of:
        (1) Quarterly or more frequently____________________________________________________________4544..       106,107  M.2.b1
        (2) Annually or more frequently, but less frequently than quarterly_________________________4545..        80,954  M.2.b2
        (3) Every five years or more frequently, but less frequently than annually__________________4551..             0  M.2.b3
        (4) Less frequently than every five years___________________________________________________4552..             0  M.2.b4
        (5) Total floating rate debt securities (sum of Memorandum items 2.b(1) through 2.b(4))_____4553..       187,061  M.2.b5
    c.  Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5))
        (must equal total debt securities from Schedule RC-8, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in
        Schedule RC-N, item 9, column C)____________________________________________________________0393..       957,212  M.2.c
 3. Not applicable__________________________________________________________________________________           ......
 4. Held to maturity debt securities restructured and in compliance with modified terms (included
    in Schedule RC-B, items 3 through 5, column A above)____________________________________________5365..             0  M.4
 5. Not applicable__________________________________________________________________________________           ......
 6. Floating rate debt securities with a remaining maturity of one year or less (2,4) (included in
    Memorandum items 2.b.(1) through 2.b.(4) above)_________________________________________________5519..           901  M.6
 7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale
    or transfer)____________________________________________________________________________________1778..             0  M.7
 8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
    a.  Amortized cost______________________________________________________________________________8780..           115  M.8.a
    b.  Fair value__________________________________________________________________________________8781..           109  M.8.b
 9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule
    RC-B, items 2,3, and 5):
    a.  Amortized cost______________________________________________________________________________8782..         3,502  M.9.a
    b.  Fair value__________________________________________________________________________________8783..         3,456  M.9.b
- ---------


(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Excludes equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095             FFIEC 031

Sixth Street and Marquette Avenue                                                                                  Page RC - 6
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                    16

Transit Number:  91000019

Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                                           C415 (-
                                                                                                        Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                     (Column A)               (Column B)
                                                                            RCFD  Consolidated Bank  RCON  Domestic Offices
                                                                            ----  -----------------  ----  ----------------
1.  Loans secured by real estate___________________________________________1410..    3,520,733                ..........    1.
    a.  Construction and land development__________________________________         ..........     1415..         34,868    1.a
    b.  Secured by farmland (including farm residential and other
          improvements)____________________________________________________         ..........     1420..          1,640    1.b
    c.  Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4 family
            residential properties and extended under lines
            of credit______________________________________________________         ..........     1797..        103,321    1.c1
        (2) All other loans secured by 1-4 family
            residential properties:
            (a) Secured by first liens_____________________________________         ..........     5367..      2,637,682    1.c2a
            (b) Secured by junior liens____________________________________         ..........     5368..        301,422    1.c2b
    d.  Secured by multifamily (5 or more) residential properties__________         ..........     1460..         57,978    1.d
    e.  Secured by nonfarm nonresidential properties_______________________         ..........     1480..        383,822    1.e
2.  Loans to depository institutions:
    a.  To commercial banks in the U.S.____________________________________         ..........     1505..         35,153    2.a
        (1) To U.S. branches and agencies of foreign banks_________________1506..            0                ..........    2.a1
        (2) To other commercial banks in the U.S.__________________________1507..       40,935                ..........    2.a2
    b.  To other depository institutions in the U.S._______________________1517..            0     1517..              0    2.b
    c.  To banks in foreign countries______________________________________         ..........     1510..            466    2.c
        (1) To foreign branches of other U.S. banks________________________1513..          265                ..........    2.c1
        (2) To other banks in foreign countries____________________________1516..       73,193                ..........    2.c2
3.  Loans to finance agricultural production and other loans
      to farmers___________________________________________________________1590..       19,942     1590..         19,942    3.
4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile)______________________________________1763..    3,117,994     1763..      3,081,820    4.a
    b.  To non-U.S. addressees (domicile)__________________________________1764..       45,174     1764..          1,259    4.b
5.  Acceptances of other banks:
    a.  Of U.S. banks______________________________________________________1756..            0     1756..              0    5.a
    b.  Of foreign banks___________________________________________________1757..        2,351     1757..          2,351    5.b
6.  Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased
      paper)_______________________________________________________________         ..........     1975..      1,001,690    6.
    a.  Credit cards and related plans (includes check credit and other
          revolving credit plans___________________________________________2008..      194,157                ..........    6.a
    b.  Other (includes single payment, installment, and all student
          loans)___________________________________________________________2011..      807,803                ..........    6.b
7.  Loans to foreign governments and official institutions (including
      foreign central banks)_______________________________________________2081..        5,000     2081..          5,000    7.

8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated
      industrial development obligations)__________________________________2107..       22,612     2107..         22,612    8.
9.  Other loans____________________________________________________________1563..      549,365                ..........    9.
    a.  Loans for purchasing or carrying securities (secured and
          unsecured)_______________________________________________________         ..........     1545..         32,160    9.a
    b.  All other loans (exclude consumer loans)___________________________         ..........     1564..        517,205    9.b
10. Lease financing receivables (net of unearned income)___________________         ..........     2165..        650,824    10.
    a. Of U.S. addressess (domicile)_______________________________________2182..      650,824                ..........    10.a
    b. Of non-U.S. addressees (domicile)___________________________________2183..            0                ..........    10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above________2123..        3,085     2123..          2,062    11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal Schedule RC,
    item 4.a)______________________________________________________________2122..    9,047,263     2122..      8,889,153    12.

- --------

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 7
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   17


Transit Number:  91000019

Schedule RC - C  - Continued

Part I. Continued

Memoranda

                                                                                                Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                  (Column A)                      (Column B)
                                                               Consolidated Bank               Domestic Offices
                                                          ---------------------------     -----------------------------
                                                             RCFD                              RCON
                                                             ----                              ----
 1. Commercial paper included in Schedule RC-C, part I,
    above____________________________________________________1496..                  0         1496..         0           M.1
 2. Loans and leases restructured and in compliance with
    modified terms (included in Schedule RC-C, part I,
    above, and not reported as past due or nonaccrual
    in Schedule RC-N, Memorandum item 1):
    a. Loans secured by real estate:
       (1) To U.S. addressees (domicile)_____________________1687..                  0         M.2.a1
       (2) To non-U.S. addressees (domicile)_________________1689..                  0         M.2.a2
    b. All other loans and all lease financing receivables
       (exclude loans to individuals for household, family,
       and other personal expenditures)______________________8691..                  0         M.2.b
    c. Commercial and industrial loans to and lease
       financing receivables of non-U.S. addressees

       (domicile) included in Memorandum item 2.b above______8692..                  0         M.2.c
 3. Maturity and repricing data for loans and leases (1)
    (excluding those in nonaccrual status):
    a. Fixed rate loans and leases with a remaining maturity
       of:
       (1) Three months or less______________________________0348..          3,492,538         M.3.a1
       (2) Over three months through 12 months_______________0349..            583,439         M.3.a2
       (3) Over one year through five years__________________0356..          1,710,367         M.3.a3
       (4) Over five years___________________________________0357..            934,727         M.3.a4
       (5) Total fixed rate loans and leases (sum of
           Memorandum items 3.a.(1) through 3.a.(4))_________0358..          6,721,071         M.3.a5
    b. Floating rate loans with a repricing frequency of:
       (1) Quarterly or more frequently______________________4554..          1,986,188         M.3.b1
       (2) Annually or more frequently, but less frequently
           than quarterly____________________________________4555..            273,537         M.3.b2
       (3) Every five years or more frequently, but less
           frequently than annually__________________________4561..             20,782         M.3.b3
       (4) Less frequently than every five years_____________4564..                  0         M.3.b4
       (5) Total floating rate loans (sum of Memorandum
           items 3.b.(1) through 3.b.(4))____________________4567..          2,280,507         M.3.b5
    c. Total loans and leases (sum of Memorandum items
       3.a.(5) and 3.b.(5)) (must equal the sum of total
       loans and leases, net, from Schedule RC-C, part I,
       item 12, plus unearned income from Schedule RC-C,
       part item I, item 11, minus total nonaccrual loans and
       leases from Schedule RC-N, sum of items 1 through 8,
       column C)_____________________________________________1479..          9,001,578         M.3.c
    d. Floating rate loans with a remaining maturity of
       one year or less (included in Memorandum items 3.b.(1)
       through 3.b.(4) above)________________________________A246..            658,691         M.3.d
 4. Loans to finance commercial real estate, construction,
    and land development activities (not secured by real
    estate) included in Schedule RC-C, part I, items 4 and
    9, column A, page RC-6 (2)_______________________________2746..                  0         M.4
 5. Loans and leases held for sale (included in
    Schedule RC-C, part I, above)____________________________5369..          1,701,670         M.5
 6. Adjustable rate closed-end loans secured by first liens
    on 1-4 family residential properties (included in
    Schedule RC-C, part I, item 1.c.(2)(a), column B,
    page RC-6)________________________________________________             ............        5370..      397,465        M.6
- -----------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are
    included in Schedule RC-C, part I, item 1, column A.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK:  27-4095               FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 8
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   18

Transit Number:  91000019


Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                             C420 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                                    RCON
                                                                                                    ----
 1. U.S. Treasury securities in domestic offices____________________________________________________3531. .      188,479  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude
    mortgage-backed securities)_____________________________________________________________________3532. .        N/A    2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices_________________________________________________________________________________________3533. .        N/A    3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA_________________________3534. .       19,490  4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
       GNMA (include CMOs, REMICs, and stripped MBS)________________________________________________3535. .        N/A    4.b
    c. All other mortgage-backed securities_________________________________________________________3536. .        N/A    4.c
 5. Other debt securities in domestic offices_______________________________________________________3537. .        N/A    5.
 6. Certificates of deposit in domestic offices_____________________________________________________3538. .        N/A    6.
 7. Commercial paper in domestic offices____________________________________________________________3539. .        N/A    7.
 8. Bankers acceptances in domestic offices_________________________________________________________3540. .        N/A    8.
 9. Other trading assets in domestic offices________________________________________________________3541. .        N/A    9.
                                                                                                    RCFN
                                                                                                    ----
10. Trading assets in foreign offices_______________________________________________________________3542. .        N/A    10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and
    equity contracts:                                                                               RCON
                                                                                                    ----
    a. In domestic offices__________________________________________________________________________3543. .       10,951  11.a
                                                                                                    RCFN
                                                                                                    ----
    b. In foreign offices___________________________________________________________________________3544. .        N/A    11.b
                                                                                                    RCFD
                                                                                                    ----
12. Total trading assets (sum of items 1 through 11)
    (must equal Schedule RC, item 5)________________________________________________________________3545. .      218,920  12.

LIABILITIES
13. Liability for short positions___________________________________________________________________3546. .        4,745  13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts________________________________________________________________________________3547. .       10,601  14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,
    item 15.b)______________________________________________________________________________________3548. .       15,346  15.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC: 9
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   19

Transit Number:  91000019


Schedule RC-E - Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                           C425 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

                                                       --------------Transaction Accounts--------------  --Nontransaction Accounts--
                                                                (Column A)              (Column B)                (Column C)
                                                            Total transaction       Memo: Total demand
                                                       accounts (including total  deposits (included in     Total nontransaction
                                                             demand deposits)           column A)         accounts (including MMDAs)
- ----------------------------------------------------   -------------------------  ---------------------  ---------------------------
Deposits of:                                           RCON                       RCON                   RCON
                                                       ----                       ----                   ----
1. Individuals, partnerships and corporations__________2201..          3,168,529  2240..      2,127,218  2346..        4,120,216  1.
2. U.S. Government_____________________________________2202..             23,933  2280..         23,933  2520..                0  2.
3. States and political subdivisions in the U.S._______2203..             29,811  2290..         24,414  2530..           10,559  3.
4. Commercial banks in the U.S.________________________2206..            284,025  2310..        284,025  2550..              100  4.
5. Other depository institutions in the U.S.___________2207..              6,857  2312..          6,857  2349..                0  5.
6. Banks in foreign countries__________________________2213..             14,291  2320..         14,291  2236..                0  6.
7. Foreign governments and official institutions
   (including foreign central banks)___________________2216..                  0  2300..              0  2377..                0  7.
8. Certified and official checks_______________________2330..             30,727  2330..         30,727              ...........  8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)__________________________________________2215..          3,558,173  2210..      2,511,465  2385..        4,130,875  9.


Memoranda

                                                                                                Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCON
1. Selected components of total deposits (i.e., sum of item 9, column A and C):                     ----
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts___________________________6835..       553,583  M.1.a
   b. Total brokered deposits_______________________________________________________________________2365..             0  M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations lf less than $100,000_____________________________________________2343..             0  M.1.c1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less_________________2344..             0  M.1.c2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)__________________A243..             0  M.1.d1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)______________________A244..             0  M.1.d2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)_____5590..        34,792  M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)_____________________________________________________6810..     1,715,121  M.2.a1
      (2) Other savings deposits (excludes MMDAs)___________________________________________________0352..       428,864  M.2.a2
   b. Total time deposits of less than $100,000_____________________________________________________6648..     1,736,275  M.2.b
   c. Time certificates of deposit of $100,000______________________________________________________6645..       170,411  M.2.c
   d. Open-account time deposits of $100,000 or more________________________________________________6646..        80,204  M.2.d

3. All NOW accounts (included in column A above)____________________________________________________2398..     1,046,708  M.3
4. Not applicable

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 10
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   20

Transit Number:  91000019


Schedule RC - E - Continued

Part I. Continued

Memoranda (Continued)

                                                                                               Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
 5.  Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)
     a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:             RCON
        (1) Three months or less_________________________________________________________________A225. .      194,917    M.5.a1
        (2) Over three months through 12 months__________________________________________________A226. .      749,354    M.5.a2
        (3) Over one year________________________________________________________________________A227. .      792,004    M.5.a3
     b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
        (1) Quarterly or more frequently_________________________________________________________A228. .            0    M.5.b1
        (2) Annually or more frequently, but less frequently than quarterly______________________A229. .            0    M.5.b2
        (3) Less frequently than annually________________________________________________________A230. .            0    M.5.b3
     c. Floating rate time deposits of less than $100,000 with a remaining maturity of
        one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above)____________A231. .            0    M.5.c
 6.  Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of $100,000 or more) (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above): (1) a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:
        (1) Three months or less_________________________________________________________________A232. .      104,590    M.6.a1
        (2) Over three months through 12 months__________________________________________________A233. .       75,660    M.6.a2
        (3) Over one year through five years_____________________________________________________A234. .       64,039    M.6.a3
        (4) Over five years______________________________________________________________________A235. .        6,326    M.6.a4
     b. Floating rate time deposits of $100,000 or more with a repricing frequency of:
        (1) Quarterly or more frequently_________________________________________________________A236. .            0    M.6.b1
        (2) Annually or more frequently, but less frequently than quarterly______________________A237. .            0    M.6.b2
        (3) Every five years or more frequently, but less frequently annually____________________A238. .            0    M.6.b3
        (4) Less frequently than every five years________________________________________________A239. .            0    M.6.b4
     c. Floating rate time deposits of $100,000 or more with a remaining maturity of
        one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above)____________A240. .            0    M.6.c

- --------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 1
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   21

Transit Number:  91000019


Schedule RC-E - Continued

Part II.  Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
Deposits of :                                                                                        RCFN
                                                                                                     ----
 1. Individuals, partnerships, and corporations______________________________________________________2621. .      354,003  1.
 2. U.S. banks (including IBFs and foreign branches of U.S. banks)___________________________________2623. .      767,632  2.
 3. Foreign banks (including U.S. branches and agencies of foreign banks,
    including their IBFs)____________________________________________________________________________2625. .       31,449  3.
 4. Foreign governments and official institutions (including foreign central banks)__________________2650. .            0  4.
 5. Certified and official checks____________________________________________________________________2330. .           82  5.
 6. All other deposits_______________________________________________________________________________2668. .          472  6.
 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)_____________________________2200. .    1,153,638  7.


Memorandum

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFN
                                                                                                    ----
 1. Time deposits with a remaining maturity of one year or less (included in Part II,
    item 7 above)___________________________________________________________________________________A245. .    1,096,600  M.1


Schedule RC-F - Other Assets

                                                                                                                             C430 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
 1. Income earned, not collected on loans___________________________________________________________2164. .       52,572  1.
 2. Net deferred tax assets (1)_____________________________________________________________________2148. .            0  2.
 3. Excess residential mortgage servicing fees receivable___________________________________________5371. .            0  3.
 4. Other (itemize and describe amounts that exceed 25% of this item)_______________________________2168. .      189,390  4.
       TEXT                                                RCFD
       ----                                                ----
    a. 3549:  ____________________________________________ 3549 . .                   N/A                   . . . . . .   4.a
    b. 3550:  ____________________________________________ 3550 . .                   N/A                   . . . . . .   4.b
    c. 3551:  ____________________________________________ 3551 . .                   N/A                   . . . . . .   4.c

 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)______________________________2160. .      241,962  5.

Memorandum

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
 1. Deferred tax assets disallowed for regulatory capital purposes__________________________________5610. .            0  M.1


Schedule RC-G - Other Liabilities

                                                                                                                             C435 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCON
                                                                                                    ----
 1. a.  Interest accrued and unpaid on deposits in domestic offices (2)_____________________________3645. .      29,080   1.a
                                                                                                    RCFD
                                                                                                    ----
 1. b.  Other expenses accrued and unpaid (includes accrued
        income taxes payable)_______________________________________________________________________3646. .     292,093   1.b
 2. Net deferred tax liabilities (1)________________________________________________________________3049. .     124,500   2.
 3. Minority interest in consolidated subsidiaries__________________________________________________3000. .       1,049   3.
 4. Other (itemize and describe amounts that exceed 25% of this item)_______________________________2938. .      20,441   4.
       TEXT                                                RCFD
       ----                                                ----
    a.  3552:  Unearned Income
               ___________________________________________ 3552. .                12,645                    . . . . . .   4.a
    b.  3553:  ___________________________________________ 3553. .                 N/A                      . . . . . .   4.b
    c.  3554:  ___________________________________________ 3554. .                 N/A                      . . . . . .   4.c
 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)______________________________2930. .     467,163   5.
- ---------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 12
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                       22

Transit Number:  91000019


Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

                                                                        C440 (-

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Domestic Offices
                                                                                                    --------------------
                                                                                                    RCON
                                                                                                    ----
 1. Customers' liability to this bank on acceptances outstanding____________________________________2155..        13,761  1.
 2. Bank's liability on acceptances executed and outstanding________________________________________2920..        13,761  2.
 3. Federal funds sold and securities purchased under agreements to resell__________________________1350..     5,016,516  3.
 4. Federal funds purchased and securities sold under agreements to repurchase______________________2800..     3,362,357  4.
 5. Other borrowed money____________________________________________________________________________3190..     2,369,272  5.
    EITHER
 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs_____________________2163..        N/A     6.
    OR
 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs_______________________2941..       972,744  7.
 8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and
    IBFs)___________________________________________________________________________________________2192..    16,387,885  8.
 9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and
    IBFs)___________________________________________________________________________________________3129..    14,279,942  9.
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.
10. U.S. Treasury securities________________________________________________________________________1779..       286,976  10.
11. U.S. Government agency and corporation obligations (excludes mortgage-backed securities)________1785..        11,678  11.
12. Securities issued by states and political subdivisions in the U.S.______________________________1786..       109,119  12.
13. Mortgage-backed securities (MBS):
    a.  Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA____________________________________________1787..       520,783  13.a.1
        (2) Other pass-through securities___________________________________________________________1869..             0  13.a.2
    b.  Other mortgage-backed securities (including CMOs, REMICs, and stripped MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA____________________________________________1877..        26,341  13.b.1
        (2) Other pass-through securities___________________________________________________________2253..           108  13.b.2
14. Other domestic debt securities__________________________________________________________________3159..         2,207  14.
15. Foreign debt securities_________________________________________________________________________3160..             0  15.
16. Equity securities:
    a.  Investments in mutual funds_________________________________________________________________3161..           143  16.a
    b.  Other equity securities with readily determinable fair values_______________________________3162..             0  16.b
    c.  All other equity securities_________________________________________________________________3169..       291,407  16.c
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16)___________3170..     1,248,762  17.
Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
    EITHER
 1. Net due from the IBF of the domestic offices of the reporting bank______________________________3051..        N/A     M.1
    OR
 2. Net due to the IBF of the domestic offices of the reporting bank________________________________3059..             0  M.2

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC- 13
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   23

Transit Number:  91000019

Schedule RC-I  -  Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                          C 445   (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFN
                                                                                                    ----
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)___________________2133..    N/A         1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part 1,
    item 12, column A)______________________________________________________________________________2076..    N/A         2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
    column A)_______________________________________________________________________________________2077..    N/A         3.
 4. Total IBF liabilities (component of Schedule RC, item 21)_______________________________________2898..    N/A         4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule
    RC-E, part II, items 2 and 3)___________________________________________________________________2379..    N/A         5.
 6. Other IBF deposit liabilities  (component of Schedule RC-E, part II, items 1, 4, 5,
    and 6)__________________________________________________________________________________________2381..    N/A         6.

Schedule RC-K  -  Quarterly Averages   (1)
                                                                                                                            C455  (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              RCFD
                                                                                                    ----
1. Interest-bearing balances due from depository institutions_______________________________________3381..          5,998  1.
2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)_______________3382..      1,001,802  2.
3. Securities issued by states and political subdivisions in the U.S.(2)____________________________3383..        103,328  3.
4. a. Other debt securities(2)______________________________________________________________________3647..         17,456  4.a
   b. Equity securities (3) (includes investments in mutual funds and Federal Reserve stock)________3648..        272,439  4.b
5. Federal funds sold and securities purchased under agreements to resell in domestic
   offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs______________________3365..      4,677,186  5.
6. Loans:
  a. Loans in domestic offices:                                                                     RCON
                                                                                                    ----
      (1) Total loans_______________________________________________________________________________3360..      9,994,223  6.a.1
      (2) Loans secured by real estate______________________________________________________________3385..      4,398,072  6.a.2
      (3) Loans to finance agricultural production and other loans to farmers_______________________3386..         18,110  6.a.3
      (4) Commercial and industrial loans___________________________________________________________3387..      3,607,561  6.a.4
      (5) Loans to individuals for household, family, and other personal expenditures_______________3388..      1,024,361  6.a.5
                                                                                                    RCFN
  b. Total loans in foreign offices, Edge and Agreement subsidiaries,                               ----
     and IBFs_______________________________________________________________________________________3360..        130,108  6.b
                                                                                                    RCFD
7. Trading                                                                                          ----
   assets___________________________________________________________________________________________3401..        134,219  7.
8. Lease financing receivables (net of unearned income)_____________________________________________3484..        651,401  8.
9. Total assets(4)__________________________________________________________________________________3468..     17,547,871  9.

LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS                    RCON
    accounts, and telephone and preauthorized transfer accounts) (exclude demand                    ----
    deposits)_______________________________________________________________________________________3485..      1,004,412  10.

11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)________________________________________________________3486..      1,697,619  11.a
    b. Other savings deposits_______________________________________________________________________3487..        418,939  11.b
    c. Time certificates of deposit of $100,000 or more_____________________________________________3345..        172,740  11.c
    d. All other time deposits______________________________________________________________________3469..      1,917,949  11.d
                                                                                                    RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement                                ----
    subsidiaries, and IBFs__________________________________________________________________________3404..        619,999  12.
                                                                                                    RCFD
13. Federal funds purchased and securities sold under agreements to repurchase in                   ----
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs____________3353..      4,694,049  13.
14. Other borrowed money____________________________________________________________________________3355..      2,498,775  14.

- --------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RI - 14
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   24

Transit Number:  91000019

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                            C460 ( -
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                     RCFD
                                                                                     ----
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines_______________________________________________________3814. .           158,989         1.a
    b. Credit card lines_____________________________________________________________3815. .                 0         1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate__________________________3816. .            43,972         1.c.1
       (2) Commitments to fund loans not secured by real estate______________________6550. .                38         1.c.2
    d. Securities underwriting_______________________________________________________3817. .                 0         1.d
    e. Other unused commitments______________________________________________________3818. .         3,576,381         1.e
2.  Financial standby letters of credit and foreign office guarantees________________3819. .           723,895         2.
    a. Amount of financial standby letter of credit      RCFD
                                                         ----

       conveyed to others________________________________3820. .          286,936                . . . . . . .         2.a
3.  Performance standby letters of credit and foreign office guarantees______________3821. .            67,278         3.
    a. Amount of performance standby letters of credit   RCFD
                                                         ----
       conveyed to others________________________________3822. .           18,113                . . . . . . .         3.a
4.  Commercial and similar letters of credit_________________________________________3411. .           404,317         4.
5.  Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank____________________________________________________________3428. .                 0         5.
6.  Participations in acceptances (as described in the instructions) acquired by the
    (nonaccepting) bank______________________________________________________________3429. .                 0         6.
7.  Securities borrowed______________________________________________________________3432. .         3,027,443         7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)__________________________________3433. .           207,795         8.
9.  Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the
           report date_______________________________________________________________3650. .             25,817        9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date______3651. .             25,817        9.a.2
    b. Private (nongoverment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date______________________________________________________________________3652. .                  0        9.b.1
       (2) Amount of recourse exposure on these mortgages as of the report date______3653. .                  0        9.b.2
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date______________________________________________________________________3654. .                  0        9.c.1
       (2) Amount of recourse exposure on these mortgages as of the report date______3655. .                  0        9.c.2
    d. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred as
           of the report date________________________________________________________A249. .                  0        9.d.1
       (2) Amount of retained recourse on these obligations as of the report date____A250. .                  0        9.d.2
10. When-issued securities:
    a. Gross commitments to purchase_________________________________________________3434. .                  0       10.a
    b. Gross commitments to sell_____________________________________________________3435. .                  0       10.b
11. Spot foreign exchange contracts__________________________________________________8765. .            320,819       11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")_________________________________________________3430. .                  0       12.
       TEXT                                               RCFD
       ----                                               ----
    a. 3555:______________________________________________3555. .                N/A          . . . . . . . . .       12.a
    b. 3556:______________________________________________3556. .                N/A          . . . . . . . . .       12.b
    c. 3557:______________________________________________3557. .                N/A          . . . . . . . . .       12.c
    d. 3558:______________________________________________3558. .                N/A          . . . . . . . . .       12.d

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 15
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   25

Transit Number:  91000019

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")________________________________________________5591. .                     0          13.
       TEXT                                                 RCON
       ----                                                 ----
    a. 5592: _______________________________________________5592. .        N/A                        . . . . . .          13.a
    b. 5593: _______________________________________________5593. .        N/A                        . . . . . .          13.b
    c. 5594: _______________________________________________5594. .        N/A                        . . . . . .          13.c
    d. 5595: _______________________________________________5595. .        N/A                        . . . . . .          13.d


                                                                                                                        C461 (-
                                                                                                         Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
                                         (Column A)            (Column B)             (Column C)               (Column D)
Off-balance Sheet                                                                        Equity                 Commodity
Derivatives                             Interest Rate       Foreign Exchange           Derivative               And Other
Position Indicators                       Contracts             Contracts              Contracts                Contracts
- ------------------------------------------------------    --------------------    --------------------    -----------------------
14. Gross amounts (e.g.,
    notional amounts)(for each column, sum of items 14.a through 14.e must equal sum of items 15, 16.a, and 16.b):
    a. Futures contracts__                   249,100                  1,000                           0                   0  14.a
                                         RCFD 8693              RCFD 8694             RCFD 8695                RCFD 8696
    b. Forward contracts__                         0                358,121                           0                   0  14.b
                                         RCFD 8697              RCFD 8698             RCFD 8699                RCFD 8700
    c. Exchange-traded
       option contracts:
       (1) Written
           options________                         0                      0                           0                   0  14.c1
                                         RCFD 8701              RCFD 8702             RCFD 8703                RCFD 8704
       (2) Purchased
           options________                         0                      0                           0                   0
                                         RCFD 8705              RCFD 8706             RCFD 8707                RCFD 8708     14.c2
    d. Over-the-counter
       option contracts:
       (1) Written
           options________                 1,017,628                 50,131                           0                   0  14.d1
                                         RCFD 8709              RCFD 8710             RCFD 8711                RCFD 8712
       (2) Purchased
           options________                   598,342                 25,617                           0                   0  14.d2
                                         RCFD 8713              RCFD 8714             RCFD 8715                RCFD 8716
    e. Swaps______________                 4,323,376                 55,108                           0                   0  14.e
                                         RCFD 3450              RCFD 3826             RCFD 8719                RCFD 8720
15. Total gross notional
    amount of derivative

    contracts held for
    trading_______________                 3,315,446                485,758                           0                   0  15.
                                         RCFD A126              RCFD A127             RCFD 8723                RCFD 8724
16. Total gross notional
    amount of derivative
    contracts held for
    purposes other than
    trading:
    a. Contracts marked
       to market__________                         0                  4,219                           0                   0  16.a
                                         RCFD 8725              RCFD 8726             RCFD 8727                RCFD 8728
    b. Contracts not
       marked to market___                 2,918,000                      0                           0                   0  16.b
                                         RCFD 8729              RCFD 8730             RCFD 8731                RCFD 8732

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 16
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   26

Transit Number:  91000019


Schedule RC-L - Continued

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                 (Column A)                  (Column B)                 (Column C)            (Column D)
Off Balance Sheet                                                                          Equity              Commodity
Derivatives Position           Interest Rate              Foreign Exchange              Derivative            And Other
Indicators                       Contracts                   Contracts                  Contracts             Contracts
- ------------------------------------------------------------------------------------------------------------------------------------
X. Gross fair
   values of
   derivative
   contracts:
   a. Contracts
      held for
      trading:            RCFD                       RCFD                       RCFD                  RCFD
                          ----                       ----                       ----                  ----
      (1) Gross
          positive
          fair
          value___________8733..            7,124    8734..            3,826    8735..           0    8736..           0    17.a1
      (2) Gross
          negative
          fair
          value___________8737..            6,287    8738..            4,312    8739..           0    8740..           0    17.a2
   b. Contracts
      held for
      purposes
      other than
      trading that
      are marked to
      market:


      (1) Gross
          positive
          fair
          value___________8741..                0    8742..                0    8743..           0    8744..           0    17.b1
      (2) Gross
          negative
          fair
          value___________8745..                0    8746..                0    8747..           0    8748..           0    17.b2
   c. Contracts
      held for
      purposes
      other than
      trading that
      are not
      marked
      to market:
      (1) Gross
          positive
          fair
          value___________8749..           11,495    8750..                0    8751..           0    8752..           0    17.c1
      (2) Gross
          negative
          fair
          value___________8753..           34,370    8754..                0    8755..           0    8756..           0    17.c2


Memoranda

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
 1.-2. Not applicable_______________________________________________________________________________        . . . . . . .
 3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e above (report only the unused portions of
    commitments that are fee paid or otherwise legally binding)_____________________________________3833. .    3,336,356     M.3
                                                           RCFD
    a. Participations in commitments with an original      ----
       maturity exceeding one year conveyed to others______3834. .         58,699                           . . . . . . .    M.3a
 4. To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule RC-L,
    items 2 and 3, above____________________________________________________________________________3377. .          150     M.4
 5. Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
    a. Loans to purchase private passenger automobiles (to be completed for the September
       report only)_________________________________________________________________________________2741. .      N/A         M.5.a
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)___________________________________2742. .            0     M.5.b
    c. All other consumer installment credit (including mobile home loans) (to be completed
       for the September report only)_______________________________________________________________2743. .      N/A         M.5.c

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 17

Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   27

Transit Number:  91000019


Schedule RC - M  -  Memoranda

                                                                                                                        C465
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a.  Aggregate amount of all extensions of credit to all executive officers, directors,          RCFD
                                                                                                    ----
        principal shareholders, and their related interests_________________________________________6164. .    35,324        1.a
    b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interest)
        equals or exceeds the
        lesser of $500,000 or 5 percent of total capital     RCFD                    Number
                                                             ----                    ------
        as defined for this purpose in agency regulations____6165                         6                 . . . . .        1.b
 2. Federal funds sold and securities purchased under agreements to resell with U.S.
    branches and agencies of foreign banks (1) (included in Schedule RC,
    items 3.a and 3.b)______________________________________________________________________________3405. .         0        2.
 3. Not applicable.
 4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
    a.  Mortgages serviced under a GNMA contract____________________________________________________5500. .         0        4.a
    b.  Mortgage serviced under a FHLMC contract:
        (1) Serviced with recourse to servicer______________________________________________________5501. .         0        4.b.1
        (2) Serviced without recourse to servicer___________________________________________________5502. .         0        4.b.2
    c.  Mortgage serviced under a FNMA contract:
        (1) Serviced under a regular option contract________________________________________________5503. .         0        4.c.1
        (2) Serviced under a special option contract________________________________________________5504. .         0        4.c.2
    d.  Mortgage serviced under other servicing contracts___________________________________________5505. .         0        4.d
 5. To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
    a.  U.S. addressees (domicile)__________________________________________________________________2103. .    19,935        5.a
    b.  Non-U.S. addressees (domicile)______________________________________________________________2104. .     6,559        5.b
 6. Intangible assets:
    a.  Mortgage servicing rights___________________________________________________________________3164. .         0        6.a
    b.  Other identifiable intangible assets:
        (1) Purchased credit card relationships_____________________________________________________5506. .         0        6.b.1
        (2) All other identifiable intangible assets________________________________________________5507. .       491        6.b.2
    c.  Goodwill____________________________________________________________________________________3163. .    12,126        6.c
    d.  Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)______________________2143. .    12,617        6.d
    e.  Amount of intangible assets (included in item 6.b.(2) above) that have been
        grandfathered or are otherwise qualifying for regulatory capital purposes___________________6442. .         0        6.e

 7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
    redeem the debt_________________________________________________________________________________3295. .         0        7.

 --------------
 (1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC- 18
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   28

Transit Number:  91000019


Schedule RC-M - Continued

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
 8. a.  Other real estate owned:                                                                    ----
        (1) Direct and indirect investments in real estate ventures_________________________________5372. .           0    8.a.1
                                                                                                    RCON
        (2) All other real estate owned:                                                            ----
            (a) Construction and land development in domestic offices_______________________________5508. .           0    8.a.2a
            (b) Farmland in domestic offices________________________________________________________5509. .           0    8.a.2b
            (c) 1-4 family residential properties in domestic offices_______________________________5510. .       3,327    8.a.2c
            (d) Multifamily (5 or more) residential properties in domestic offices__________________5511. .           0    8.a.2d
            (e) Nonfarm nonresidential properties in domestic offices_______________________________5512. .         180    8.a.2e
                                                                                                    RCFN
            (f) In foreign                                                                          ----
                offices_____________________________________________________________________________5513. .           0    8.a.2f
                                                                                                    RCFD
        (3) Total (sum of items 8.a.(1) and 8.a.(2))                                                ----
            (must equal Schedule RC, item 7)________________________________________________________2150. .       3,507    8.a.3
    b.  Investments in unconsolidated subsidiaries and associated companies:
        (1) Direct and indirect investments in real estate ventures_________________________________5374. .           0    8.b.1
        (2) All other investments in unconsolidated subsidiaries and associated companies___________5375. .           0    8.b.2
        (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)_______________2130. .           0    8.b.3
    c.  Total assets of unconsolidated subsidiaries and associate companies_________________________5376. .           0    8.c
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"________________________________________3778. .           0    9.
10. Mutual fund and annuity sale in domestic offices during the quarter (include proprietary, private label, and third party mutual funds):
                                                                                                    RCON
                                                                                                    ----
    a.  Money market funds__________________________________________________________________________6441. .   3,324,154    10.a
    b.  Equity securities funds_____________________________________________________________________8427. .           0    10.b
    c.  Debt securities funds_______________________________________________________________________8428. .           0    10.c
    d.  Other mutual funds__________________________________________________________________________8429. .      31,178    10.d
    e.  Annuities___________________________________________________________________________________8430. .      12,612    10.e
    f.  Sales of proprietary mutual funds and annuities (included in items 10.a through

        10.e above)_________________________________________________________________________________ 8784. .   2,933,010    10.f

Memorandum

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):

                                                                                                    RCFD
                                                                                                    ----
    a.  Reciprocal holdings of banking organizations' capital instruments__________________________ 3836. .  N/A           M.1.a
    b.  Nonreciprocal holdings of banking organizations' capital instruments_______________________ 3837. .  N/A           M.1.b

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 19
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   29

Transit Number:  91000019

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                             C470 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                  --------(Column A)--------    -------(Column B)-------     --(Column C)---
                                                    Past due 30 through 89      Past due 90 days or more       Nonaccrual
                                                    days and still accruing        and still accruing
                                                  --------------------------    ------------------------     ---------------
                                                  RCFD                          RCFD                         RCFD
                                                  ----                          ----                         ----
 1. Loans secured by real estate:
    a. To U.S. addressees (domicile)_____________ 1245..              14,529    1246..             2,904     1247..   10,623    1.a
    b. To non-U.S. addressees (domicile)_________ 1248..                   0    1249..                 0     1250..        0    1.b
 2. Loans to depository institutions and
    acceptances of other banks:
    a. To U.S. banks and other U.S.
       depository institutions___________________ 5377..                   0    5378..                 0     5379..        0    2.a
    b. To foreign banks__________________________ 5380..                   0    5381..                 0     5382..        0    2.b
 3. Loans to finance agricultural production
    and other loans to farmers___________________ 1594..                   0    1597..                 2     1583..        0    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)_____________ 1251..              51,906    1252..                 0     1253..   15,562    4.a
    b. To non-U.S. addressees (domicile)_________ 1254..                   0    1255..                 0     1256..        0    4.b
 5. Loans to individuals for household,
    family, and other personal expenditures:
    a. Credit cards and related plans____________ 5383..                 288    5384..               895     5385..        0    5.a
    b. Other (includes single payment,

       installment, and all student loans)_______ 5386..               7,182    5387..             1,193     5388..       98    5.b
 6. Loans to foreign governments and
    official institutions________________________ 5389..                   0    5390..                 0     5391..        0    6.
 7. All other loans______________________________ 5459..                 387    5460..                38     5461..    7,911    7.
 8. Lease financing receivables:

    a. Of U.S. addressees (domicile)_____________ 1257..                   0    1258..                 0     1259..   14,576    8.a
    b. Of non-U.S. addressees (domicile)_________ 1271..                   0    1272..                 0     1791..        0    8.b
 9. Debt securities and other assets (exclude
    other real estate owned and other
    repossessed assets)__________________________ 3505..                   0    3506..                 0     3507..        0    9.
====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1
    through 8 above which are wholly or           RCFD                          RCFD                         RCFD
    partially guaranteed by the U.S.              ----                          ----                         ----
    Government___________________________________ 5612..                 683    5613..                50     5614..      507   10.
    a. Guaranteed portion of loans and leases

       included in item 10 above_________________ 5615..                 559    5616..                48     5617..      328   10.a

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 20
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   30

Transit Number:  91000019

Schedule RC-N - Continued

Memoranda                                                                                                                C473 (-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                    -------(Column A)--------  --------(Column B)--------  --------(Column C)-------
                                                     Past due 30 through 89     Past due 90 days or more          Nonaccrual
                                                     days and still accruing        and still accruing
                                                    -------------------------  --------------------------  -------------------------
1. Restructured Loans and Leases included in
   Schedule RC-N, items 1 through 8, above          RCFD                       RCFD                        RCFD
   (and not reported in Schedule RC-C,              ----                       ----                        ----
   Part I, Memorandum item 2)_______________________1658..                 0   1659..                  0   1661..           0  M.1

2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and

   7, above_________________________________________6558..                 0   6559..                  0   6560..           0  M.2
3. Loans secured by real estate in domestic

   offices (included in Schedule RC-N, item         RCON                       RCON                        RCON
   1, above):                                       ----                       ----                        ----
   a. Construction and land development_____________2759..                 0   2769..                  0   3492..         145  M.3a
   b. Secured by farmland___________________________3493..                89   3494..                  0   3495..           0  M.3b
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans secured
          by 1-4 family residential properties
          and extended under lines of credit________5398..                 0   5399..                146   5400..           0  M.3c1
      (2) All other loans secured by 1-4
          family residential properties_____________5401..            12,476   5402..              2,758   5403..       7,161  M.3c2
   d. Secured by multifamily (5 or more)
      residential properties________________________3499..                 0   3500..                  0   3501..       1,168  M.3d
   e. Secured by nonfarm nonresidential
      properties____________________________________3502..             1,964   3503..                  0   3504..       2,149  M.3e

                                                    --------(Column A)-------- --------(Column B)--------
                                                      Past due 30 through 89    Past due 90 days or more
                                                              days
                                                    -------------------------- --------------------------
4. Interest rate, foreign exchange rate, and
   other commodity and equity contracts:            RCFD                       RCFD
   a. Book value of amounts carried as              ----                       ----
      assets________________________________________3522..                 0   3528..                  0  M.4.a
   e. Replacement cost of contracts with a
      positive replacement cost_____________________3529..                 0   3530..                  0  M.4.b

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC- 21
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   31

Transit Number:  91000019

Schedule RC-O  -  Other Data for Deposit Insurance Assessments

                                                                                                                      C475 (-)
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):                                                RCON
                                                                                      ----
   a. Actual amount of all unposted debits____________________________________________0030..    N/A                       1.a

      OR

   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits_________________________0031..                      0       1.b1
      (2) Actual amount of unposted debits to time and savings deposits (1)___________0032..                      0       1.b2
2. Unposted credits (see instructions):

   a. Actual amount of all unposted credits___________________________________________3510..    N/A                       2.a

      OR

   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits________________________3512..                      0       2.b1
      (2) Actual amount of unposted credits to time and savings deposits (1)__________3514..                      0       1.b2
3. Uninvested trust funds (cash) held in bank's own trust department (not included in
   total deposits in domestic offices)________________________________________________3520..                      0       3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
   Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries____________________________________2211..                 17,265       4.a
   b. Time and savings deposits (1) of consolidated subsidiaries______________________2351..                      0       4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries____________5514..                      0       4.c
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, part II)________2229..                      0       5.a
   b. Time and savings deposits (1) in insured branches (included in Schedule RC-E,
      part II)________________________________________________________________________2383..                      0       5.a
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b)________________________________________________________5515..                      0       5.c

Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.

6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are
   also reflected as deposit liabilities of the reporting bank:                       RCON
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,         ----
      Memorandum item 4.a)____________________________________________________________2314..                    341       6.a
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
      Part I, Memorandum item 4.b)____________________________________________________2315..                      0       6.b

7. Unamortized premiums and discounts on time and savings deposits:(1)
   a. Unamortized premiums____________________________________________________________5516..                     59       7.a
   b. Unamortized discounts___________________________________________________________5517..                 28,532       7.b

8. To be completed by banks with "Oakar deposits."
   Total "Adjusted Attributable Deposits" of all institutions acquired under
   Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar
   Transaction Worksheet(s))__________________________________________________________5518..              2,403,177       8.

9. Deposits in lifeline accounts______________________________________________________    .........................       9.

10.Benefit-responsive "Depository Institution Investment Contracts" (included in
   total deposits in domestic offices)________________________________________________8432..                      0       10.

- -------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                 FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 22
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   32

Transit Number:  91000019

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a.  Amount by which demand deposits would be reduced if reciprocal demand balances              RCON
        between the reporting bank and savings associations were reported on a net basis            ----
        rather than a gross basis in Schedule RC-E__________________________________________________8785               0     11.a
    b.  Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were
        reported on a gross basis rather than a net basis in Schedule RC-E__________________________A181               0     11.b
    c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks and savings
        associations in Schedule RC-E_______________________________________________________________A182               0     11.c

Memoranda

(to be completed each quarter except as noted)                                                           Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank
   (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less___________________________________________RCON
                                                                                     ----
      (1) Amount of deposit accounts of $100,000 or less_____________________________2702. .           4,942,185       M.1a1
      (2) Number of deposit accounts of $100,000 or less  RCON              Number
                                                          ----              ------
          (to be completed for the June report only)______3779. .         N/A                          . . . . .       M.1a2

   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000___________________________2710. .           2,746,863       M.1b1
      (2) Number of deposit accounts of more than         RCON               Number
                                                          ----               ------
          $100,000________________________________________2722. .            5,998                     . . . . .       M.1b2

2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a           RCON       YES       NO
      method or procedure for determining a better estimate of uninsured             ----
      deposits than the estimate described above_____________________________________6861. .              X          M.2.a

   b. If the box marked YES has been checked, report the estimate of uninsured
      deposits determined by using your bank's method or procedure___________________5597. .         N/A             M.2.b

                                                                                                                     C477
- ------------------------------------------------------------------------------------------------------------------------------------

Person to whom questions about the Reports of Condition and Income should be directed:

                                                                    612 667 9895

Chris Hupp, SUPERVISOR REG REPORTING
- --------------------------------------------------------------------------------
Name and Title (TEXT) 8901)         Area code/phone number/extension (TEXT 8902)
Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC  031
Sixth Street and Marquette Avenue                                                                                     Page RC - 23
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                   33

Transit Number:  91000019

SCHEDULE RC-R - REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.  Test for determining the extent to which Schedule RC-R must be completed. To                                      C480
    be completed only by banks with total assets of less than $1 billion.          RCFD     YES       No
    Indicate in the appropriate box at the right whether the bank has total        ----     ---       --
    capital greater than or equal to eight percent of adjusted total assets________6056     N/A       N/A               1.

      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked No has been checked, the bank must complete the remainder of this schedule.

      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                    (Column A)                       (Column B)
                                                            Subordinated Debt (1) and
Items 2 and 3 are to be completed by all banks.                 Intermediated Term               Other Limited-Life
                                                                 Preferred Stock                 Capital Instruments
                                                            -------------------------            -------------------
2.  Subordinated debt (1) and other Limited-Life capital
    instruments (original weighted average maturity of at
    least five years) with a remaining maturity of:           RCFD                                 RCFD
                                                              ----                                 ----
    a.  One year or less______________________________________3780. .    1,508                     3786. .    0    2.a
    b.  Over one year through two years_______________________3781. .        8                     3787. .    0    2.b
    c.  Over two years through three years____________________3782. .        8                     3788. .    0    2.c
    d.  Over three years through four years___________________3783. .        8                     3789. .    0    2.d

    e.  Over four years through five years____________________3784. .        8                     3790. .    0    2.e
    f.  Over five years_______________________________________3785. .  160,155                     3791. .    0    2.f

3.  Amounts used in calculating regulatory capital ratios
    (report amounts determined by the bank for its own
    internal regulatory capital analyses):                    RCFD
                                                              ----
    a.  Tier 1 capital________________________________________8274. .  1,114,626     3.a
    b.  Tier 2 capital________________________________________8275. .    301,688     3.b
    c.  Total rick-based capital______________________________3792. .  1,416,314     3.c
    d.  Excess allowance for loan and lease losses____________A222. .     45,590     3.d
    e.  Risk-weighted assets__________________________________A223. . 11,275,633     3.e
    f.  "Average total assets"________________________________A224. . 17,534,721     3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                  (Column A)                     (Column B)
                                                            Assets Recorded on the         Credit Equivalent Amount
                                                                 Balance Sheet           of Off-Balance Sheet Items(2)
                                                            ----------------------       -----------------------------
4.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the Zero percent risk category:
    a. Assets recorded on the balance sheet:
       (1) Securities issued by, other claims on, and
           claims unconditionally guaranteed by, the U.S.
           Government and its agencies and other DECD         RCFD                        RCFD
           central governments______________________________  ----                        ----
                                                              3794. .   556,001                  . . . . . . .  4.a.1
       (2) All other__________________________________________3795. .   182,772                  . . . . . . .  4.a.2
    b. Credit equivalent amount of off-balance sheet items____        . . . . .           3796. .             0 4.b

- -------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount assets reported in column A.

Norwest Bank Minnesota, N.A.                       Call Date: 03/31/96                  ST-BK: 27-4095                FFIEC 031
Sixth Street and Marquette Avenue                                                                                     Page RC - 24
Minneapolis, MN 55479                              Vendor ID: D                         CERT: 05208                        34

Transit Number:  91000019

SCHEDULE RC-R - Continued

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                  (Column A)                 (Column B)
                                                                            Assets Recorded on the    Credit Equivalent Amount
                                                                                 Balance Sheet      of Off-Balance Sheet Items (1)
                                                                            ----------------------  ------------------------------

5.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
    a. Assets recorded on the balance sheet:
       (1) Claims conditionally guaranteed by the U.S. Government           RCFD                    RCFD
           and its agencies and other OECD central governments______________3798..       769,044            ............   5.a.1
       (2) Claims collateralized by securities issued by the U.S.
           Government and its agencies and other OECD central governments;
           by securities issued by U.S. Government-sponsored agencies;
           and by cash on deposit___________________________________________3799..             0            ............   5.a.2
       (3) All other________________________________________________________3800..     6,597,084            ............   5.a.3
    b. Credit equivalent amount of off-balance sheet items__________________        ............    3801..       570,283   5.b

6.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet_________________________________3802..     2,024,083            ............   6.a
    b. Credit equivalent amount of off-balance sheet items__________________        ............    3803..       125,737   6.b

7.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet_________________________________3804..     6,583,563            ............   7.a
    b. Credit equivalent amount of off-balance sheet items__________________        ............    3805..     2,088,083   7.b

8.  On-balance sheet assets values excluded from the calculation of
    the risk-based capital ratio(2)_________________________________________3806..        21,955            ............   8.

9.  Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,
    7.a, and 8, column A) (must equal Schedule RC, item 12 plus items 4.b
    and 4.c)________________________________________________________________3807..    16,734,502            ............   9.

Memoranda                                                                                               Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
1.  Current credit exposure across all off-balance sheet derivative         RCFD
    contracts covered by the risk-based capital standards___________________8764..        22,275                             M.1.

                                     ---------------------------------With a remaining maturity of---------------------------------
                                               (Column A)                       (Column B)                    (Column C)
                                                                              Over one year
                                            One year or less               through five years               Over five years
                                     -----------------------------    ----------------------------    -----------------------------
2.  Notional principal amounts
    of off-balance sheet
    derivative contracts:(3)        RCFD                              RCFD                           RCFD
    a.  Interest rate contracts_____3809..               2,190,447    8766..             1,451,188   8767..        570,083   M.2a
    b.  Foreign exchange
        contracts___________________3812..                 395,100    8769..                36,627   8770..          N/A     M.2b
    c.  Gold contracts______________8771..                  N/A       8772..                N/A      8773..          N/A     M.2c
    d.  Other precious metals
        contracts___________________8774..                  N/A       8775..                N/A      8776..          N/A     M.2d
    e.  Other commodity contracts___8777..                  N/A       8778..                N/A      8779..          N/A     M.2e
    f.  Equity derivative contracts_A000..                  N/A       A001..                N/A      A002..          N/A     M.2f

- ----------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amounts that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.